SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant

Check the appropriate box:

 X  Preliminary Proxy Statement             [ ] CONFIDENTIAL, FOR USE OF THE
[ ] Definitive Proxy Statement                  COMMISSION ONLY (AS PERMITTED BY
[ ] Definitive Additional Materials             RULE 14A-6(E)(2))
[ ] Soliciting Material Pursuant to
    Section 240.14a-13


                       IOWA PUBLIC AGENCY INVESTMENT TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

 X  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

    5) Total fee paid:

       -------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

       -------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

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    3) Filing Party:

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    4) Date Filed:

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

                       IOWA PUBLIC AGENCY NVESTMENT TRUST

                   SPECIAL MEETING OF PARTICIPANTS TO BE HELD

                                    10:00 AM

                               1735 NE 70th Avenue
                               Ankeny, Iowa 50021

                                 August 24, 2004


DEAR PARTICIPANT:



     At a special Board of Trustees meeting on July 12, 2004, the Board considered and approved operational changes to the way we elect Trustees in response to the regulatory impact of IPAIT's registration as an investment company under the Investment Company Act of 1940 and the oversight of the Securities and Exchange Commission. The primary operational change is that the Trustees will now be directly elected by the Participants, instead of being elected at the annual meetings of the associations. The Board will still be comprised of nine Trustees representative of the municipalities, counties and utilities that participate in IPAIT. The terms of the Trustees will still be three years and the terms will still be staggered so that three Trustees are reappointed and or elected each year. In addition the Board considered and approved a proposal to change the fundamental investment policies to permit investment in securities with maturities up to 397 days. This change conforms the investment policies of IPAIT to the Iowa code. Previously we were more restrictive than what the Iowa code allowed and what is allowed under federal law. Under the Investment Company Act of 1940 a change in the fundamental investment policy requires participant approval. As a result, we felt that we needed to hold a special meeting of Participants as soon as possible before our next regularly scheduled Board meeting. Finally, as a special meeting of the participants was going to be held to consider these proposals, we felt it important that we submit the selection of our auditors, KPMG LLP to the participants for ratification.

     In consideration of these matters and on behalf of our Board of Trustees, I ask that you vote at the SPECIAL MEETING OF PARTICIPANTS OF IOWA PUBLIC AGENCY INVESTMENT TRUST ("IPAIT") TO BE HELD IN THE AUDITORIUM AT THE OFFICES OF THE IOWA ASSOCIATION OF MUNICIPAL UTILITIES AT 1735 NE 70TH AVENUE, ANKENY, IOWA 50021-9353 ON AUGUST 24, 2004, AT 10:00 AM LOCAL TIME. A NOTICE OF THE MEETING AND A PROXY STATEMENT, WHICH DESCRIBES THE PROPOSALS, INFORMATION ABOUT THE TRUSTEES AND HOW TO VOTE IS ENCLOSED.

     As noted above, at this meeting, you are being asked to ratify and approve the election of the current Trustees, ratify the approval of the selection of KPMG LLP as IPAIT's independent public auditor and approve a change in the fundamental investment policy of the Direct Government Obligations Portfolio and Diversified Portfolio allowing the Portfolios to purchase securities with maturities of up to 397 days.

     YOUR VOTE IS IMPORTANT. WHILE YOU MAY ATTEND THE MEETING IN PERSON AND VOTE, YOU MAY VOTE BY PROXY AS DESCRIBED IN THE PROXY STATEMENT. IF YOU CHOOSE TO VOTE BY PROXY, an authorized official of each Participant is asked to sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope. Returning your proxy card to us will not prevent you from otherwise voting in person, but will assure that your vote will be counted if you are not in attendance and will ensure that a quorum will be present at the meeting which will avoid the additional expense of further proxy solicitation if a quorum is not present.

     IT IS VERY IMPORTANT THAT YOUR PROXY BE RECEIVED PROMPTLY. Please respond by no later than August 23, 2004.

     THE IPAIT BOARD OF TRUSTEES RECOMMENDS THAT THE PARTICIPANTS APPROVE ALL OF THE PROPOSALS.

                                         Sincerely,

--- -- ,----                             /s/ Don Kerker
                                        ----------------------------------------
                                        Chairman of the Board of Trustees

                    NOTICE OF SPECIAL MEETING OF PARTICIPANTS
                                   TO BE HELD

                                 AUGUST 24, 2004


     NOTICE IS HEREBY GIVEN that a Special Meeting of Participants (the "Meeting") of Iowa Public Agency Investment Trust, an Iowa common law trust organized under Chapter 28E of the Iowa Code ("IPAIT"), will be held on August 24, 2004 in the auditorium at the Iowa Association of Municipal Utilities, 1735 NE 70th Avenue, Ankeny, Iowa 50021 at 10:00 am local time for the following purposes:

     1.   To ratify and elect the Board of Trustees

     2.   To ratify the selection of KPMG LLP as IPAIT's auditors

     3. To approve a change in the fundamental investment policy of the Direct Government Obligations Portfolio and Diversified Portfolio which permits the Portfolios to invest in securities that have maturities up to 397 days.

     4. To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

     The Board of Trustees of IPAIT has fixed the close of business on July 30, 2004 as the record date (the "Record Date") for determining the Participants who are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Each Participant as of the Record Date which has a positive account in either the Diversified or Direct Government Obligations Portfolios (the "Portfolios") are entitled to cast one vote per share for each matter to be voted on. Please read the full text of the accompanying Proxy Statement for a complete understanding of the proposals.

     YOUR VOTE IS IMPORTANT. THE AUTHORIZED OFFICIAL OF EACH PARTICIPANT MAY EXECUTE THE PROXY. Please sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will ensure that a quorum will be present at the meeting, which will avoid the additional expense of further proxy solicitation if a quorum is not present. IT IS VERY IMPORTANT THAT YOUR PROXY BE RECEIVED PROMPTLY. Please vote by no later than August 23, 2004 if at all possible.

     THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF IPAIT. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS.


                                        By Order of the Board of Trustees

                                        /s/  Robert Haug
                                        -----------------------------------
                                        SECRETARY

Des Moines, Iowa

Dated:         ----,-------

                       IOWA PUBLIC AGENCY INVESTMENT TRUST
                                1415 28TH STREET
                               CENTURY II BUILDING
                                    SUITE 200
                        WEST DES MOINES, IOWA 50266-1461
                                 (515) 244-5426
                                  800-872-4024

                                 PROXY STATEMENT
                         SPECIAL MEETING OF PARTICIPANTS

                                _______________

                               GENERAL INFORMATION

     We are providing you with this Proxy Statement in connection with the solicitation of proxies by and on behalf of Iowa Public Agency Investment Trust, an Iowa common law trust organized under Chapter 28E of the Iowa Code ("IPAIT"), for use at the Special Meeting of Participants to be held at 1735 NE 70th Avenue, Ankeny, Iowa 50021 on August 24, 2004, at 10:00am local time, and at any and all postponements or adjournments thereof (the "Meeting"). This proxy statement, the accompanying form of proxy and the Notice of Special Meeting will be first mailed or given to Participants on or about August 2, 2004.

     Because many of the authorized representatives of IPAIT's Participants may be unable to attend the Meeting in person, the Board of Trustees is soliciting proxies to give each Participant an opportunity to vote on all matters presented at the Meeting. Authorized representatives of the Participants are urged to:

     (1) read this Proxy Statement carefully;

     (2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and

     (3) sign, date and return the Proxy by mail in the postage-paid, return-addressed envelope provided for that purpose, or

     If the accompanying proxy is executed properly by an authorized representative of a Participant and returned, the Participants so voting will be deemed to have voted their shares at the Meeting in accordance with the instructions given. The Board of Trustees of IPAIT recommends a vote FOR all proposals. If no instructions are given, the Participant's shares will be voted FOR the approval of all proposals and any other business as may properly come before the Meeting.

IPAIT'S ANNUAL AND SEMI-ANNUAL REPORTS HAVE PREVIOUSLY BEEN DELIVERED TO PARTICIPANTS OF IPAIT. SUCH REPORTS ARE AVAILABLE AT NO COST BY CALLING TOLL-FREE AT 1-800-872-4024 OR WRITING TO IPAIT AT 1415 28TH STREET, CENTURY II BUILDING, SUITE 200, WEST DES MOINES, IOWA 50266-1461.

     YOUR VOTE IS IMPORTANT. Please take a moment now to sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will avoid the additional expense of further proxy solicitation and will ensure that a quorum is represented at the meeting.


                   QUESTION AND ANSWER SUMMARY: ABOUT THE VOTE

WHAT IS BEING VOTED ON AT THE MEETING?

     As more fully described in this proxy statement, the Board of Trustees of IPAIT is asking participants to consider and vote on the following proposals:


                              Election of Trustees

          Ratification of the selection of KPMG LLP the Fund's Auditors

     Change in the Fundamental Investment Policy of the Portfolios to permit investment in securities with maturities up 397 days


We may also transact any other business as may properly come before the Meeting or any adjournment thereof.

WHO CAN VOTE AT THE MEETING?

     The Board of Trustees has set July 30, 2004 as the record date for the Meeting. Only Participants at the close of business on the record date which have positive account balances in either the Diversified Portfolio and or the Direct Government Obligations Portfolio (the "Portfolios") will be entitled to receive notice of and to vote at the Meeting. Each Participant will be entitled to one vote per share held in both Portfolios on each matter properly submitted for vote at the Meeting. Participants of both Portfolios vote together on the Election of Trustees and the ratification of the selection of KPMG, LLP.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

     Quorum for the Meeting is based on the number shares outstanding held by Participants that are represented in person or by proxy. To have a quorum we need a majority of the shares of the combined Diversified Portfolio and the Direct Government Obligations Portfolio to be present, in person or by proxy. Proxy votes and withheld votes will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the meeting. Each will be tabulated separately.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of a proposal, the percentage of votes cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of participants represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies required to be voted for a proposal, FOR such an adjournment; provided, however, any proxies required to be voted against a proposal will be voted AGAINST such adjournment.

HOW TO VOTE?

     If an authorized representative of each Participant completes and properly signs the accompanying proxy card and return it to us, it will be voted as they direct, unless they later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, Participants represented by a proxy will be voted FOR the proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you do not complete a proxy card and return it to us or vote at the meeting, you will be treated as if you voted AGAINST a proposal. If you check the box labeled ABSTAIN on the proxy card and return it to us, you will be treated as if you voted AGAINST a proposal.

     If you attend the Meeting, you may deliver your completed proxy card or vote in person.

CAN THE VOTE BE CHANGED AFTER RETURN OF THE PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

     Any written notice of revocation sent to us must include the Participant's name and must be received prior to the Meeting to be effective.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

     Election of Trustees requires as to each Trustee, the affirmative vote of a plurality of the combined shares of the Direct Government Obligations Portfolio and the Diversified Portfolio voting at the meeting. This means that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for Trustees, which is expected, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal.

     The ratification of the selection of KPMG LLP as IPAIT's auditors requires the affirmative vote of a majority of the combined outstanding shares of the Portfolios voting at the meeting.

     The approval of the change in the fundamental investment policy allowing securities with maturities up to 397 days requires the approval of a majority of the outstanding shares of each of the Portfolios voting separately at the meeting.

     Abstentions are counted in tabulations of the votes cast on proposals presented to participants. Therefore, for all matters presented at the Meeting, abstentions will have the same effect as a vote against the proposals.


                        PROPOSAL 1. ELECTION OF DIRECTORS

     At the July 12, 2004 Board of Trustees meeting, the Board determined to make changes in the procedures it follows for the election of Trustees to remove any ambiguity with compliance with the Investment Company Act of 1940 (the "1940 Act"). Previously, Participants elected Trustees annually at annual meetings of their respective associations - the Iowa League of Cities (ILC), the Iowa Association of Municipal Utilities (IAMU) and the Iowa State Association of Counties (ISAC) (collectively the "Associations"). Going forward, if their election is required by the 1940 Act, the Trustees will be elected at special or annual meetings of IPAIT, pursuant to the call of the Board of Trustees. In this election and in any future elections, each Participant will be entitled to vote that number of shares it owns of record in both of the Portfolios as of the record date.

     The Board is currently comprised of nine persons who are representative of the three types of Iowa public agencies (and their associations - ILC, IAMU and ISAC) that have historically participated in IPAIT - Iowa counties, cities (municipalities) and municipal utilities, with each group having three representatives. The qualifications for the Trustees require that the person be an "official" and employee with an Iowa public agency. In the future the Board will continue this structure in filling vacancies. To the extent that a vacancy occurs, the Board will seek and nominate persons to fill the vacancy with a person associated with the group meeting the qualifications for the vacancy. Each Trustee serves a three year term and three Trustees are reappointed or elected each year (one each from group).

     The persons named below are nominees for election as Trustees to hold office until the next meeting of Participants at which Trustees are elected or until a successor has been elected and qualified. Each person listed is presently a Trustee of IPAIT. The year that the term for each Trustee will end is specified in the table. All nominees are non - interested and independent. Each of the persons listed below has consented to being named in this Proxy Statement and has indicated a willingness to serve as a Trustee if elected. Unless otherwise instructed, the proxy holder will vote the proxies received for the election of the persons listed below. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the proxy holders reserve the right to select and substitute another person as a Trustee nominee.


 NAME, CONTACT, ADDRESS   POSITION      TERM OF          PRINCIPAL        NUMBER OF         OTHER
        AND AGE           HELD WITH    OFFICE AND   OCCUPATIONS DURING    PORTFOLIOS    DIRECTORSHIPS
                            IPAIT      LENGTH OF      PAST FIVE YEARS    OVERSEEN BY   HELD OUTSIDE OF
                                      TIME SERVED                          DIRECTOR         IPAIT
-----------------------  ----------   -----------   ------------------  -------------  ----------------
Robert Hagey              Trustee     Term ending   Sioux County              2              None
                                      2005          Treasurer

210 Central Ave. SW                   Served
Orange City, IA 51041                 since 1993

Age 53
-----------------------  ----------   -----------   ------------------  -------------  ----------------
Thomas Hanafan            Trustee,    Term ending   Council Bluffs            2              None
                          Vice Chair  2006          Mayor

209 Pearl Street                      Served
Council Bluffs, IA 51503              since 1992

Age 56
-----------------------  ----------   -----------   ------------------  -------------  ----------------
Donald Kerker             Trustee,    Term ending   Director of               2              None
                          Chair       2005          Finance, Muscatine
                                                    Power and Water
3205 Cedar Street                     Served
Muscatine, IA 52761                   since 1999

Age 52
-----------------------  ----------   -----------   ------------------  -------------  ----------------


-----------------------  ----------   -----------   ------------------  -------------  ----------------
Dianne Kiefer             Trustee,    Term          Wapello County            2              None
                          Second      ending 2007   Treasurer
                          Vice Chair
101 W. Fourth Street,                 Served        College
Ottumwa, IA 52501                     since 2000    Instructor, Buena
                                                    Vista University
Age 54
-----------------------  ----------   -----------   ------------------  -------------  ----------------
Floyd Magnusson           Trustee     Term ending   Webster County            2              None
                                      2006          Supervisor

703 Central Avenue                    Served
Fort Dodge, Iowa 50501                since 2000

Age 78
-----------------------  ----------   -----------   ------------------  -------------  ----------------
Craig Hall                Trustee     Term ending   Manager, Brooklyn         2             None
                                      2007          Municipal Utilities

138 Jackson St.                       Served
Brooklyn, Iowa                        since 2004

Age 52
-----------------------  ----------   -----------   ------------------  -------------  ----------------
Leon Rodas                Trustee     Term ending   Spencer Municipal         2              None
                                      2006          Utility
1415 28th Street,
Suite 200                             Served
West Des Moines, IA 50266             since 2003

Age 51
-----------------------  ----------   -----------   ------------------  -------------  ----------------
Jody Smith                Trustee     Term ending   Director of               2              None
                                      2007          Administrative
                                                    Services, West Des
P.O. Box 65320                                      Moines City Clerk
West Des Moines, IA                   Served
50266                                 since 1994

Age 51
-----------------------  ----------   -----------   ------------------  -------------  ----------------
Susan Vavroch             Trustee     Term ending   Cedar Rapids City         2              None
                                      2005          Treasurer

50 Second Avenue Bridge               Served
Cedar Rapids, IA 52401                since 2003

Age 46
-----------------------  ----------   -----------   ------------------  -------------  ----------------

The Board of Trustees does not include any person who is deemed to be an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act").

During the fiscal year ended June 30, 2004, the Company's Board of Trustees held four meetings. All incumbent Trustees of the Company attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Trustees (held during the period for which he or she was a director) and (ii) the total number of meetings held by all committees of the Board on which he served.

     The Board of Trustees has an Executive Committee comprised of the Chairman, the Vice Chairman, the Second Vice Chairman, the Treasurer and the Secretary. In the fiscal year ending June 30, 2004, the Executive committee met three times

     There is no Audit Committee. The full Board of Trustees considers and approves the engagement of the independent auditors.

     There is no Nominating Committee as the full Board of Trustees reviews and recommends candidates for election to fill vacancies on the Board of Trustees. The Board of Trustees will consider written recommendations from the Sponsoring Associations and directly from Participants for possible nominees. Participants should submit their recommendations to the Secretary.

     As of the Record Date, none of the Trustees owned of record or beneficially any shares of either of IPAIT's Portfolios as none are legally permitted to invest in IPAIT. Only public agencies in the State of Iowa are permitted to participate in IPAIT.

                               COMPENSATION TABLE

     The Trustees receive no compensation for serving on the Board of Trustees, except reimbursement for mileage and lodging in attending meetings. The Company has no pension or retirement plans for its Directors.

     A Participant may nominate an individual for election to the Board of Directors at the Special Meeting of Participants if the Participant: (1) is a Participant of record at the time of giving notice of its intent to nominate a candidate; (2) is a Participant of record at the time of the Special Meeting ;
(3) is entitled to vote at the Special Meeting ; and (4) has given written notice of the nomination to the Secretary of the IPAIT no earlier than August 10 and no later than August 23, 2004. The notice must contain all information relating to the nominee required for proxy solicitations by Regulation 14A under the Securities Exchange Act of 1934, as amended (including the individual's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected). The notice must also contain the Participant's name and address as they appear on IPAIT books, the number of shares owned of record by such Participant and the "slot" for which the person in nominated for election.

                PROPOSAL 2. RATIFICATION OF SELECTION OF AUDITORS

     Although not required to do so, the Board of Trustees seeks your ratification of the appointment of KPMG LLP as IPAIT independent auditors for the fiscal year ending June 30, 2004. At a meeting held on August 27, 2003, the Board of Trustees selected KPMG LLP as independent auditors of IPAIT. At the meeting of the Board of Trustees to be held August 25, 2004, KPMG, LLP is expected to be reappointed as the independent auditors for the 2004/2005 fiscal year. The Board of Trustees intends to solicit request for proposals from other qualified accounting firms to act as IPAIT independent auditors beginning with the 2005/2006 fiscal year.

     The Board of Trustees believes that the Participants should have the opportunity to vote on to ratify the selection of KPMG LLP. If the appointment is not ratified, the Board will meet to select new independent auditors. Such selection of new auditors will be submitted to Participants for their ratification at either the Special Meeting or at a future meeting of Participants. IPAIT has been advised by its independent accountants that they have no direct or material indirect financial interest in IPAIT. Representatives of KPMG LLP are not expected to be present at the Meeting but will be available by telephone to respond to any questions.

Fees Paid to KPMG LLP by IPAIT (for the Fiscal Year ending June 30, 2004)

     For the fiscal year, KPMG Peat Marwick paid IPAIT aggregate fees for professional services as follows:


Audit Fees...................................$12,300
All Other Fees...............................$   950*
                                             --------
Total Fees...................................$13,250

* All Other Fees includes fees billed for tax services.



           THE BOARD OF TRUSTEE RECOMMENDS THAT PARTICPANTS VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS OF IPAIT.

                                   PROPOSAL 3

          CHANGE IN THE FUNDEMENTAL INVESTMENT POLICY OF THE PORTFOLIOS

     At the July 12, 2004 meeting of the Board of Trustees, the Board reviewed and considered the fundamental investment policies of the Portfolios in connection with a review of IPAIT's policies and procedures implementing the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act of 1940. Since inception if IPAIT in 1987, IPAIT conformed its operations to the requirements of Rule 2a-7 in all respects, except with respect to the issue of the maturity of securities eligible for purchase. Rule 2a-7 permits securities to have maturities of up to 397 days. At inception, IPAIT, as a fundamental investment policy restricted its investments to securities with maturities of no longer than 365 days. This was because while there were no specific restrictions on maturities under the Iowa code the Board wanted to conform its operations to the amortized cost method of valuation and chose to take a more restrictive approach and limit it to maturities of 365 days. In 1992, the Iowa code was amended and permitted public agencies to not only invest in money market funds operating under 2a-7, but also permitted public agencies to invest through a joint investment trust , organized under Iowa Code Chapter 28E that was registered under the Investment Company Act of 1940 and operating in conformity with Rule 2a-7. Iowa code section 12B.10(5). says in part "Political subdivisions of this state, including entities organized pursuant to chapter 28E whose primary function is other than to jointly invest public funds, shall purchase and invest only in the following:

f. An open-end management investment company registered with the federal securities and exchange commission under the federal Investment Company Act of 1940, 15 U.S.C. ss. 80(a), and operated in accordance with 17 C.F.R. ss. 270.2a-7.

g. A joint investment trust organized pursuant to chapter 28E prior to and existing in good standing on the effective date of this Act or a joint investment trust organized pursuant to chapter 28E after April 28, 1992, provided that the joint investment trust shall either be rated within the two highest classifications by at least one of the standard rating services approved by the superintendent of banking by rule adopted pursuant to chapter 17A and operated in accordance with 17 C.F.R. ss. 270.2a-7, or be registered with the federal securities and exchange commission under the federal Investment Company Act of 1940, 15 U.S.C. ss. 80(a), and operated in accordance with 17 C.F.R. ss. 270.2a-7. The manager or investment advisor of the joint investment trust shall be registered with the federal securities and exchange commission under the Investment Advisor Act of 1940, 15 U.S.C. ss. 80(b)."

The Board considered that extending the permitted maturity for IPAIT investments in either portfolio to 397 days was fully permissible under Iowa law. Further, the Board considered the extension of the permitted maturity to 397 days might provide for slightly increased yield for the Portfolios. As a result, Board approved conforming changes to the fundamental investment policies of the Portfolios to extend the permitted maturity of otherwise permitted and eligible investments to 397 days in conformity to Rule 2a-7. Because the changes were changes to a fundamental policy, the change must be approved by the Participants and the Board directed that the issue be included in this proxy statement.

THE BOARD OF TRUSTEE RECOMMENDS THAT PARTICPANTS VOTE FOR THE CHANGE IN THE FUNDAMENTAL INVESTMENT POLICIES OF THE PORTFOLIOS TO PERMIT INVESTMENTS IN PERMITTED AND ELIGIBLE SECURITIES WITH MATURITIES OF UP TO 397 DAYS AS PROVIDED IN RULE 2A-7.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISOR AND ADMINISTRATOR:   Investors Management Group, Ltd.
                                        1415 28th Street
                                        West Des Moines, Iowa 50266

 VOTING REQUIREMENTS

The Board of Trustees of IPAIT has fixed the close of business on July 30, 2004 as the Record Date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment thereof. Only Participants of record with positive account balances in the Portfolios at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment thereof. On this record date, there were _______________ and ____________________ shares of the outstanding of the Diversified Portfolio or the Direct Government Obligations Portfolio respectively. On that date those Participants owning more than five percent of the total outstanding shares of the Portfolios and each of the Diversified Portfolio or the Direct Government Obligations Portfolio were

Name                                    Number of shares                    %




SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of the Record Date, all Trustees and Officers of IPAIT, as a group, owned no units of beneficial ownership ("shares") of the Diversified Portfolio and the Direct Government Obligations Portfolio of IPAIT and are not as a matter of law permitted to own any such shares.

     The following table sets forth information regarding beneficial ownership of the shares in the Diversified Portfolio and the Direct Government Obligations Portfolio by all Participants known to IPAIT to be the beneficial owner of 5% or more of the outstanding shares. Unless otherwise noted in the footnotes following the table, the information is provided as of July 30, 2004 and the persons as to whom information is given have sole voting and investment power over the Units beneficially owned.


                              DIVERSIFIED PORTFOLIO

           (a)                        (b)                        (c)

   NAME AND ADDRESS OF         NUMBER OF SHARES
    BENEFICIAL OWNER           HELD AS OF RECORD          PERCENT OF SHARES
    ----------------           -----------------          -----------------










                    DIRECT GOVERNMENT OBLIGATION PORTFOLIO

           (a)                        (b)                        (c)

    NAME AND ADDRESS           NUMBER OF SHARES
   OF BENEFICIAL OWNER         HELD AS OF RECORD          PERCENT OF SHARES
   -------------------         -----------------          -----------------

                             SOLICITATION OF PROXIES

     This solicitation is being made by mail on behalf of the Board of Trustees of IPAIT, but may also be made without additional remuneration by officers or employees of the Adviser by telephone, telegraph, facsimile transmission, electronic mail or personal interview. The expense of the printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Special Meeting, and any additional material relating to the Meeting which may be furnished to Participants by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Administrator. To obtain the necessary representation of Participants at the Meeting, supplementary solicitations may be made by mail, electronic mail, telephone or interview by officers of IPAIT or employees of the Adviser. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

                  PARTICIPANT PROPOSALS FOR NEXT ANNUAL MEETING

     Annual meetings of Participants are not required to be held unless they are necessary under the 1940 Act. Therefore, IPAIT may not hold Participant meetings on an annual basis. A Participant proposal intended to be presented at any meeting hereafter called must be received at IPAIT's offices a reasonable time before IPAIT begins to print and mail its proxy materials for that meeting, in order to be considered for inclusion in IPAIT's proxy statement and form of proxy relating to such meeting. If a Participant fails to submit the proposal by such date, IPAIT will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at that next annual meeting of Participants.

     Proposals should be sent to Robert Haug, IPAIT, Secretary, at 1735 NE 70th Avenue, Ankeny, Iowa 50021. The submission by a Participant of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Participant proposals are subject to certain regulations under the federal securities laws.

                                  OTHER MATTERS

     The Board is not aware of any matters to come before the Meeting, other than the proposals specified in the Notice of Special Meeting. However, if any other matter requiring a vote of the Participants should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

                          PROXY/VOTING INSTRUCTION CARD


                         SPECIAL MEETING AUGUST 24, 2004
         THIS PROXY IS SOLICITED ON BEHALF OF IPAIT'S BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned, a participant of Iowa Public Agencies Investment Trust ("IPAIT"), hereby appoints, Thomas Bredeweg, Robert Haug and William Peterson and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, as a participant in IPAIT as of the date of record, and as fully as the undersigned would be entitled to vote if personally present, at the Special Meeting of Participants to be held at 1735 NE 70th Avenue, Ankeny, Iowa 50021 on August 24, 2004 at 10:00 am local time, and at any postponements or adjournments thereof.

THE VOTE OF THE PARTICIPANT REPRESENTED BY THIS PROXY/VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW, OR IF NO DIRECTION IS MADE, WILL BE VOTED IN FAVOR OF All PROPOSALS AND EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

FOR THE REASONS SET FORTH IN THIS PROXY STATEMENT, THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" ALL PROPOSALS.

Please mark boxes [ ] in ink. Sign, date and return this Proxy promptly, using the enclosed envelope.

     Proposal No. 1: The Election of Board of Trustees. To withhold authority to vote for any Trustee, strike out that name.

                               Terms expiring 2005
    Don Kerker                  Susan Vavroch                   Robert Hagey

                               Terms Expiring 2006
    Leon Rodas                  Floyd Magnusson                 Tom Hanifan

                               Terms Expiring 2007
    Craig L. Hall               Jody Smith                      Dianne Kiefer


     [ ] FOR                     [ ] AGAINST                     [ ] ABSTAIN

     Proposal No. 2: Ratification of the Selection of KPMG LLP as IPAIT'S auditors

     [ ] FOR                     [ ] AGAINST                     [ ] ABSTAIN



     Proposal No. 3: Change in Investment Policy Permitting 397 Day Maturities

     [ ] FOR                     [ ] AGAINST                     [ ] ABSTAIN


     Proposal No. 4: In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.

     [ ] FOR                     [ ] AGAINST                     [ ] ABSTAIN


     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Participants, dated _________, 2004 and the Proxy Statement furnished therewith.

Dated ________,___     Authorized Signature:__________________________________


                       Title of Authorized Signatory:___________________________

                       IPAIT PARTICIPANT:__________________________________

TO SAVE IPAIT ADDITIONAL VOTE SOLICITATION EXPENSES, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.